SHOWBIZ PIZZA TIME, INC.
             1988 NON-STATUTORY STOCK OPTION CONTRACT - Exhibit 10(d)
                                                        -------------

         THIS 1988 NON-STATUTORY STOCK OPTION CONTRACT (hereinafter referred to as "Contract") is made and entered into on ----------
(the "Granting Date"), by and between SHOWBIZ PIZZA TIME, INC., a
Kansas corporation (the "Company"), and ------------- (the
"Optionee").


                           WITNESSETH:

         WHEREAS, the Board of Directors of the Company (the "Board of Directors") has adopted the ShowBiz Pizza Time, Inc. Non-Statutory Stock Option Plan (the "Plan"), pursuant to which the Stock Option Committee of the Board of Directors (the "Committee") may grant, from time to time, on or prior to October 18, 1998, non-statutory options to purchase shares of the Common Stock of ShowBiz Pizza
Time, Inc. to individuals who are directors or key employees of the Company or of any of its subsidiary corporations, in such amounts and under such form of agreement as shall be determined by the Committee; and

         WHEREAS, pursuant to the Plan, the Committee has determined that the Optionee shall be granted an option to purchase shares of the Common Stock of ShowBiz Pizza Time, Inc. on the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the parties hereto do hereby agree as follows:

1. Incorporation of the Plan. A copy of the Plan is attached hereto and incorporated herein by reference, and all of the terms, conditions and provisions contained therein shall be deemed to be terms, conditions and provisions of this Contract. All terms used herein which are defined in the Plan shall have the meanings given them in the Plan.

2. Grant of Option. Pursuant to the authorization of the Board of Directors, and subject to the terms, conditions and provisions contained in the Plan and this Contract, the Company hereby grants to the Optionee, an option (the
         "Option") to purchase from the Company all or any part of an aggregate of ------- (--------------- ) shares of the Common Stock of ShowBiz Pizza Time, Inc., at the purchase price of
          -------------------  Dollars (----------- ) per share.  The date first written above shall be deemed to be the Granting Date of the Option.

3. Period of Exercise. The Option granted hereunder shall be exercisable from time to time by the Optionee subject to the following restrictions:

         (a) Vesting and Expiration Dates. Optionee may exercise up to an aggregate of ---------. The Option shall expire at 12:00 midnight on ----------.

         (b) Exercise During Lifetime of Optionee. The Option shall be exercisable during the lifetime of the Optionee only by him.

         (c) Exercise after Death of Optionee. The Option shall be exercisable after the death of the Optionee only if the Optionee shall at the time of his death have been an employee of the Company or a subsidiary, and then (i) only by or on behalf of such person or persons to whom the Optionee's rights under the Option shall have been passed by the Optionee's will or, if the right to exercise the Option is not specifically bequeathed by will, by his legal representative or representatives,
              (ii) only to the extent that the Optionee was entitled to exercise said Option at the date of his death, and (iii) only if said Option is exercised prior to the expiration of three (3) months from the date of his death.

         (d) Cessation of Employment. The Option may not be exercised by the Optionee except while he is an employee of the Company or a subsidiary, or, if he shall cease to be an employee for any other reason other than death after he has been continuously so employed, for at least one (1) year after the Granting Date, he may, but only within ten
              (10) business days next succeeding such cessation of employment, exercise his option.

4. Manner of Exercise. The Option granted hereunder shall be exercised by delivering to the Company from time to time within the time limits specified in Paragraph 3 hereof a notice specifying the number of shares the Optionee then desires to purchase (and with respect to which the Optionee has acquired the right to purchase, as described in Paragraph 3(a) above), together with either: (i) a cashier's check payable in United States currency (unless a personal check shall be acceptable to the Company) to the order of the Company for an amount equal to the option price for such number of shares; or (ii) with the prior consent of the Committee, and upon receipt of all regulatory approvals, certificate for Common Stock of the Company, valued at the Fair Market Value (determined as provided in the Plan) of such Common Stock on the date of exercise of this option, as payment of all or any portion of the option price for such number of shares; and (iii) such other instruments or agreements duly signed by the Optionee as in the opinion of counsel for the Company may be necessary or advisable in order that the issuance of such number of shares comply with applicable rules and regulations under the Securities Act of 1933, as amended (the "Act"), any appropriate state securities laws or any requirement of any national securities exchange or market system on which such stock may be traded. As soon as practicable after any such exercise of the Option in whole or in part by the Optionee, the Company will deliver to the Optionee at Optionee's address, as set forth below, a certificate for the number of shares with respect to which the Option shall have been so exercised, issued in the Optionee's name. Such stock certificate shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel for the Company to satisfy the requirements of the Act or any state securities law.

5. Withholding. To the extent required by law the Company shall withhold any taxes required to be withheld under any applicable Federal, state or other law and transmit such withheld amounts to the appropriate taxing authority. The Company may condition the transfer of stock after the exercise of the Option upon the Optionee's agreement to remit to the Company the amount of employment taxes which are required to be withheld or, with the consent of the Committee, to satisfy such withholding obligation by means of Share Withholding, as such term is defined in the Plan.

6. Notices. All notices, surrenders and other communications required or allowed to be made or given in connection with the Option granted hereunder shall be in writing, shall be effective when received, and shall be hand delivered or sent by registered or certified mail (i) if to the Company, to ShowBiz Pizza Time, Inc., 4441 West Airport Freeway, Irving, Texas 75062, or (ii) if to the Optionee, to the Optionee at the address shown beneath his signature hereto, or to such other address as to which may have notified the company pursuant to this section.

7. Binding Effect. This Contract shall bind, and except as specifically provided in the Plan and this Contract, shall inure to the benefit of, the respective heirs and legal representatives of the parties hereto.

8. Governing Law. This Contract and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas.

9. Multiple Counterparts. This Contract may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10. Expiration of Offer. If Optionee has not accepted the Company's offer herein contained by signing and returning to the Company one (1) duplicate original of this Contract prior to the expiration of one hundred and twenty (120) days after the Granting Date, then the offer herein contained shall be, withdrawn, void and of no further force or effect.

         IN WITNESS WHEREOF, the Company has caused this Contract to be executed by its officer hereunto duly authorized and its corporate seal to be hereunto affixed, and the Optionee has hereunto set his hand, as of the date and year first written above.




                                  SHOWBIZ PIZZA TIME, INC.

(CORPORATE SEAL)

                                  By:  -------------------------------
                                       Richard M. Frank
                                  Chairman and Chief Executive Officer



ATTEST

- ---------------------------------
Marshall R. Fisco, Jr., Secretary



                                       ------------------------------
                                       Optionee Signature
                                       Printed Name : ---------------
                                       Tax I.D. Number: ---------------
                                       Address:  4441 West Airport
                                                  Freeway
                                       Irving, Texas  75062